UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): September 15, 2010
GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(770) 644-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-1.1
EX-99.1
EX-99.2
EX-99.3

Item 1.01. Entry into a Material Definitive Agreement.
     On September 15, 2010, Graphic Packaging International, Inc. (“GPI”), a wholly-owned subsidiary of Graphic Packaging Holding Company (the “Company”), together with the Company, Graphic Packaging Corporation and certain subsidiaries of GPI, entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, as representative of the underwriters named therein (the “Underwriters”). Pursuant to the Underwriting Agreement, GPI agreed to sell $250,000,000 aggregate principal amount of its
7 7/8% Senior Notes due 2018 (the “Senior Notes”) to the Underwriters in a registered public offering. The closing for the sale of the Senior Notes is subject to customary conditions and is expected to occur on or about September 29, 2010. The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby GPI, on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities and will contribute to payments the other party may be required to make in respect thereof.
     The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.
Item 8.01. Other Events.
     On September 15, 2010, GPI issued a press release announcing its intention to offer the Senior Notes in an aggregate principal amount of $250 million. GPI also issued a press release announcing that it had commenced a tender offer to purchase for cash up to $250 million aggregate principal amount of its outstanding 9.50% senior subordinated notes due 2013 (CUSIP No. 38869PAD6). Subsequently, on September 15, 2010, GPI issued a press release announcing its entry into the Underwriting Agreement, pursuant to which it will sell $250 million aggregate principal amount of the Senior Notes. A copy of each press release is attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
1.1	Underwriting Agreement, dated September 15, 2010, among GPI, the Company, Graphic Packaging Corporation, the other Guarantors party thereto, and Banc of America Securities LLC as representative of the underwriters named therein.

99.1	Press release dated September 15, 2010.

99.2	Press release dated September 15, 2010.

99.3	Press release dated September 15, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Stephen A. Hellrung

Stephen A. Hellrung
Date: September 20, 2010		Senior Vice President, General Counsel and Secretary